Statement of Assets and Liabilities	Dec. 06, 2024 USD ($) $ / shares shares
Assets:
Cash	$ 100,000
Deferred offering costs	161,653
Total Assets	261,653
Liabilities:
Accrued offering costs	161,653
Total Liabilities	161,653
Net Assets	100,000
Components of Net Assets
Paid in Capital	100,000
Net Assets	$ 100,000
Shares of Class I common stock outstanding, unlimited number of shares authorized at par of $0.001 | shares	10,000
Offering price and net asset value per share | $ / shares	$ 10